Filed pursuant to Rule 497(e)
Securities Act File No. 333-196273
Investment Company Act File No. 811-22930

USCF ETF TRUST

USCF Dividend Income Fund (UDI)

Supplement dated June 30, 2025

to the Prospectus dated October 30, 2024

Principal U.S. Listing Exchange: NYSE Arca, Inc.

This Supplement provides new and additional information beyond that contained in the Prospectus of USCF Dividend Income Fund (the “Fund”) and should be read in conjunction with the Prospectus.

Effective June 30, 2025 (the “Effective Date”), Gregory Powell, PhD, will no longer serve as portfolio manager for the Fund and all references to Mr. Powell will be removed in their entirety. Mr. Powell announced his planned retirement from Miller/Howard Investments, Inc. (the “Sub-Adviser”). Adam Fackler, CFA, a Portfolio Manager for the Sub-Adviser, will assume the role of Chief Investment Officer for the Sub-Adviser on the Effective Date.

In addition, on the Effective Date, Mr. Fackler and Michael Roomberg, CFA, a Portfolio Manager for the Sub-Adviser, will each begin serving as a portfolio manager for the Fund. John (“Jack”) E. Leslie III, CFA, will continue to serve as portfolio manager for the Fund alongside Messrs. Fackler and Roomberg.

Accordingly, on the Effective Date, the Fund’s Prospectus will be revised as follows:

The following is added to the subsection of the Prospectus titled “FUND SUMMARY—USCF DIVIDEND INCOME FUND—Portfolio Managers”:

Adam Fackler, CFA, the Chief Investment Officer and a Portfolio Manager for the Sub-Adviser, has been a portfolio manager of the Fund since June 2025.

Michael Roomberg, CFA, a Portfolio Manager for the Sub-Adviser, has been a portfolio manager of the Fund since June 2025.

The following replaces in their entirety the second and third paragraphs of the section of the Prospectus titled “PORTFOLIO MANAGEMENT”:

The members of the team primarily responsible for the day-to-day management of the Fund’s portfolios are Adam Fackler, CFA, John (“Jack”) E. Leslie III, CFA, and Michael Roomberg, CFA.

Adam Fackler, CFA, oversees Miller/Howard Investments’ portfolio management team as Chief Investment Officer. Mr. Fackler is the designated lead or co-lead Portfolio Manager on the firm’s core strategies. Mr. Fackler joined Miller/Howard Investments in 2016. Prior to being named Chief Investment Officer, he served as Deputy Chief Investment Officer, and he focused on infrastructure companies including utilities, telecommunications, and midstream energy/master limited partnerships (MLPs). Previously, Adam spent 10 years in equity research, including five years at Rodman & Redshaw, KLR Group, and MLV & Co. where he covered exploration & production companies and MLPs. Adam holds a BS in Business Administration with a minor in Economics from Bucknell University.

Michael Roomberg, CFA, serves as a portfolio manager of Miller/Howard Investments. Mr. Roomberg focuses on diversified, dividend-paying stocks as well as the energy sector. Mr. Roomberg joined Miller/Howard Investments in 2013. Before joining Miller/Howard, Mr. Roomberg served as head of water/infrastructure equity research at Ladenburg Thalmann & Co. and on Jefferies’ Industrials equity research team. He began his career as a research associate at Boenning & Scattergood Inc. Mr. Roomberg earned his BA in International Relations, Economics, and Finance from the University of Wisconsin-Madison. He holds an MBA from the McDonough School of Business, Georgetown University.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares in the Fund.

Please retain this supplement for future reference.